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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 25, 1999

                             CAPITAL HOLDINGS, INC.
                         -------------------------------
                         (Name of Issuer in its charter)

              Ohio                                      34-1588902
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  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)

    5520 Monroe Street, Sylvania, OH                     43560
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(Address of principal executive offices)               (Zip Code)

Issuer's telephone number, (419)  885-7379
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                                       N/A
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         (Former name of former address, if changed since last report)




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ITEM 5.  OTHER MATTERS

Registrant paid a cash dividend of $0.08 per share on July 25, 1999. The aggregate cash dividend paid by Registrant was $486,202. After giving effect to Registrant's 3:1 stock split paid July 15, 1999, to shareholders of record June 30, 1999, Registrant's total outstanding shares as of July 25, 1999, were 6,077,523.

Exhibits.

99.1     Text of Shareholder Letter/Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Capital Holdings, Inc.


Dated:  August 3, 1999           /s/ Michael P. Killian
      ---------------------      ---------------------------------------------
                                 Michael P. Killian,
                                 Senior Vice President Chief Financial Officer



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                                 EXHIBIT INDEX



Exhibit Number                Description
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    99.1                      Text of Shareholder Letter/Press Release